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HARSCO CORPORATION                                                    EXHIBIT 21

Subsidiaries of the Registrant

                                                            Country of          Ownership
Name                                                        Incorporation       Percentage
----                                                        -------------       ----------
Heckett MultiServ SAIC                                      Argentina                 100%
MetServ Holdings Pty. Limited                               Australia                  55%
MetServ Australasia Pty. Ltd.                               Australia                  70%
MetServ Victoria Pty. Ltd.                                  Australia                  70%
MetServ Pty. Ltd.                                           Australia                  55%
Harsco (Australia) Pty. Limited                             Australia                 100%
Fairmont Tamper (Australia) Pty. Limited                    Australia                 100%
Taylor-Wharton (Australia) Pty. Limited                     Australia                 100%
AluServ Middle East W.L.L.                                  Bahrain                    65%
Heckett MultiServ S.A.                                      Belgium                   100%
Heckett MultiServ Russia S.A.                               Belgium                   100%
Loyquip Holdings S.A.                                       Belgium                   100%
Societe D'Etudes et D'Administration des Enterprises S.A.   Belgium                   100%
Fortuna Insurance Limited                                   Bermuda                   100%
Harsco (Bermuda) Limited                                    Bermuda                   100%
Sobremetal - Recuperacao de Metais Ltda                     Brazil                    100%
Comercio de Rejeitos Industriais Ltda                       Brazil                    100%
Harsco Canada Limited                                       Canada                    100%
Heckett MultiServ S.A.                                      Chile                     100%
EnviroServ Co., Ltd.                                        China                      55%
MultiServ Wuhan Co. Ltd.                                    China                     100%
MultiServ Jiangxi Co. Ltd.                                  China                     100%
Taylor-Wharton (Beijing) Cryogenic Equipment Co. Ltd.       China                      51%
MultiServ s.r.o.                                            Czech Republic            100%
Czech Slag - Nova Hut s.r.o.                                Czech Republic             65%
Czech Slag Consulting s.r.o.                                Czech Republic            100%
Czech Slag s.r.o.                                           Czech Republic            100%
Slag Reduction Vitkovice s.r.o.                             Czech Republic             65%
Heckett MultiServ Bahna S.A.E.                              Egypt                      65%
Metalsider S.A.S.                                           France                    100%
Heckett MultiServ France S.A.                               France                    100%
Floyequip S.A.                                              France                    100%
PyroServ                                                    France                    100%
Heckett MultiServ SAS                                       France                    100%
Heckett MultiServ Sud S.A.                                  France                    100%
Carbofer International GmbH                                 Germany                   100%
MultiServ GmbH                                              Germany                   100%
Harsco GmbH                                                 Germany                   100%
IMS Servizi SpA                                             Italy                     100%
MultiServ SrL                                               Italy                     100%
ILSERV SrL                                                  Italy                      65%


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
                                                            Country of          Ownership
Name                                                        Incorporation       Percentage
----                                                        -------------       ----------
Luxequip Holding S.A.                                       Luxembourg                100%
Heckett MultiServ S.A.                                      Luxembourg                100%
Societe Luxembourgeoise D'Interim S.A.                      Luxembourg                100%
Heckett MultiServ Kemaman SDN. BHD.                         Malaysia                  100%
Taylor-Wharon Gas Equipment SDN. BHD.                       Malaysia                  100%
Tayor-Wharton Asia (M) SDN. BHD.                            Malaysia                  100%
Irving, S.A. de C.V.                                        Mexico                    100%
Heckett Mexicana, S.A. de C.V.                              Mexico                    100%
Andamios Patentados, S.A. de C.V.                           Mexico                    100%
Servicios Industriales Siderurgicos, S.A. de C.V.           Mexico                    100%
Electroforjados Nacionales, S.A. de C.V.                    Mexico                    100%
Heckett MultiServ International N.V.                        Netherlands               100%
Heckett MultiServ Finance B.V.                              Netherlands               100%
Heckett MultiServ China B.V.                                Netherlands               100%
Heckett MultiServ Far East B.V.                             Netherlands               100%
Harsco Europe B.V.                                          Netherlands               100%
Heckett MultiServ (Holland) B.V.                            Netherlands               100%
Slag Reductie (Pacific) B.V.                                Netherlands               100%
Slag Reductie Nederland B.V.                                Netherlands               100%
Heckett MultiServ AS                                        Norway                    100%
Slag Polska SP Z.O.O                                        Poland                    100%
C.T.S.-Companhia de Tratemento de Sucatas, Lda.             Portugal                  100%
Heckett MultiServ Saudi Arabia Limited                      Saudi Arabia               55%
MultiServ Slovensko spol. s.r.o.                            Slovakia Republic         100%
FerroServ (Pty.) Limited                                    South Africa              100%
SteelServ (Pty.) Ltd.                                       South Africa               51%
Faber Prest (South Africa) (Proprietary) Ltd.               South Africa              100%
S.R.V. Mill Services (Pty.) Ltd.                            South Africa              100%
Slag Reduction (South Africa) (Proprietary) Limited         South Africa              100%
SRH Pty. Ltd.                                               South Africa              100%
MultiServ Lycrete S.A.                                      Spain                     100%
Serviequipo S.A.                                            Spain                     100%
MultiServ Intermetal S.A.                                   Spain                     100%
MultiServ Iberica S.A.                                      Spain                     100%
Heckett MultiServ Reclamet S.A.                             Spain                     100%
Gestion Materias Ferricas, S.A.                             Spain                     100%
Heckett MultiServ Nordiska AB                               Sweden                    100%
Heckett MultiServ Thailand Limited                          Thailand                   70%
EFIC Ltd.                                                   U.K.                      100%
Heckett MultiServ Investment Limited                        U.K.                      100%
Heckett MultiServ plc                                       U.K.                      100%
Heckett MultiServ Ltd.                                      U.K.                      100%
MultiServ Overseas Ltd.                                     U.K.                      100%
Quipco Ltd.                                                 U.K.                      100%
Harsco (U.K.) Ltd.                                          U.K.                      100%


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
                                                            Country of          Ownership
Name                                                        Incorporation       Percentage
----                                                        -------------       ----------
The Permanent Way Equipment Company Limited                 U.K.                      100%
Heckett International Services Limited                      U.K.                      100%
Heckett Limited                                             U.K.                      100%
B.P. Dempsey Ltd.                                           U.K.                      100%
Faber Prest (Australia) Limited                             U.K.                      100%
Faber Prest (Overseas) Limited                              U.K.                      100%
Faber Prest (Pacific) Limited                               U.K.                      100%
Faber Prest Distribution Limited                            U.K.                      100%
Faber Prest Limited                                         U.K.                      100%
Flixborough Wharf Limited                                   U.K.                       75%
Gunness Wharf Limited                                       U.K.                      100%
Heckett MultiServ (ASR) Ltd.                                U.K.                      100%
Heckett MultiServ (Sheffield) Ltd.                          U.K.                      100%
Heckett MultiServ (SR) Ltd.                                 U.K.                      100%
Otis Transport Services Limited                             U.K.                      100%
Slag Reduction Overseas Limited                             U.K.                      100%
Faber Prest (US) Ltd.                                       U.K.                      100%
Harsco Foreign Sales Corporation                            U.S. Virgin Islands       100%
Bio-Oxidation Services Inc.                                 U.S.A.                    100%
EFIC Corporation                                            U.S.A.                    100%
Heckett MultiServ U.S. Corporation                          U.S.A.                    100%
Heckett MultiServ Inc.                                      U.S.A.                    100%
Heckett MultiServ Operations Ltd.                           U.S.A.                    100%
Heckett MultiServ General Corp.                             U.S.A.                    100%
Heckett MultiServ Intermetal Inc.                           U.S.A.                    100%
Heckett Technology Services Inc.                            U.S.A.                    100%
Harsco Defense Holding, Inc.                                U.S.A.                    100%
Harsco Minnesota Corporation                                U.S.A.                    100%
Harsco UDLP Corporation                                     U.S.A.                    100%
Heckett MultiServ Investment Corporation                    U.S.A.                    100%
T.J. Egan and Company Inc.                                  U.S.A.                    100%
Chemi-Trol Chemical Co.                                     U.S.A.                    100%
Faber Prest (U.S.), Inc.                                    U.S.A.                    100%
Harsco Technologies Corporation                             U.S.A.                    100%
Heckett MultiServ International Holdings                    U.S.A.                    100%
SRA Mill Services, Inc.                                     U.S.A.                    100%
Heckett MultiServ MV & MS, C.A.                             Venezuela                 100%


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Companies in which Harsco Corporation does not have majority ownership are not consolidated. These companies are listed below as unconsolidated entities


                                                            Country of
                                                            Incorporation/      Ownership
Name                                                        Organization        Percentage
----                                                        ------------        ----------
Steelstone (Rooty Hill) Pty. Limited                        Australia                  50%
Steelstone Holdings Pty. Ltd.                               Australia                  50%
Steelstone Pty. Limited                                     Australia                  50%
Phooltas Tamper Private Limited                             India                      40%
Ferro Scrap Nigam Ltd.                                      India                      40%
P.T. Purna Baja Heckett                                     Indonesia                  40%
IKG-Salcon SDN. BHD.                                        Malaysia                   50%
RST Teknologi SDN. BHD.                                     Malaysia                   29%
The Slag Reduction Company (New Zealand) Limited            New Zealand                50%
Natsteel Abrasives Pte. Ltd.                                Singapore                  45%
Auxihec                                                     Spain                      50%
S. R. Gabisa, S.A.                                          Spain                      50%


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